UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 10, 2015
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)
Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

On September 10, 2015, the Compensation Committee of the Board of Directors (“Committee”) of the Company approved  a  Compensation and Incentive Plan effective for fiscal year 2016 (ending June 30, 2016) (the “CIP”).  The CIP replaces in its entirety the prior Annual Incentive Compensation plan. The CIP, which includes the Company’s Executive Officers as participants, is designed to provide an annual incentive compensation opportunity for key executives in exchange for the Company achieving key financial and other goals (ex., annual Budget).  The CIP is summarized as follows:

Base Compensation – Base compensation increases were approved effective September 10, 2015 as follows:

Executive Officer	Position	New Base Salary ($)
David P. Tusa	Chief Executive Officer and President	$350,000
Diana P. Diaz	Vice President and Chief Financial Officer	$215,000
Brandon Beaver	Senior Vice President of Sales	$215,000
Gregory C. Davis	Vice President of Operations	$195,000
Khairan "Al" Aladwani	Vice President of Quality Control/ Assurance	$195,000
Dennis P. Halligan	Vice President of Marketing	$135,000

Amended employment arrangements for applicable executive officers are attached as exhibits.

Award Opportunities – Effective for the fiscal year 2016, the covered participants will be eligible for a cash incentive bonus pool ($390,000 for 2016 of which 40% is applicable to the Chief Executive Officer (“CEO”) and 60% is allocable to the other covered participants based on a recommendation by the CEO and approved by the Committee) and a stock option pool (300,000 stock options for 2016 of which 120,000 stock options are applicable to the CEO and 180,000 stock options which are allocated to other covered participants based on a recommendation by the CEO and approved by the Committee).  Within thirty (30) days after the Company’s earnings release for the most recently completed fiscal year, the actual CIP award performance will be calculated to determine the total cash and stock option CIP awards earned for the most recently completed performance cycle.

Performance Measures – The CIP performance targets include the following for fiscal 2016:
•	Achievement of Annual Budgeted Revenue – weighted 50%
•	Achievement of Annual Budgeted Pre-Tax Profit – weighted 25%
•	Discretionary Portion – weighted 25% – recommended by the CEO and approved by the Committee based on achievement of personal or other goals
The Company must achieve at least 90% of budget for a minimum payout.  Performance above 100% up to 150% will be paid at 100% to 150% of the CIP performance target for the cash portion of the award and an additional discretionary amount for the stock option portion of the award.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement Amendment between Sharps Compliance, Inc. and David P. Tusa effective September 10, 2015.
10.2	Executive Employment Agreement Amendment between Sharps Compliance, Inc. and Diana P. Diaz effective September 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2015	SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer